Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.  SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF TEHE SARBANES-OXLEY ACT OF 2002

I, Karen Aalders, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SKREEM Records Corp. on Form 10-QSB for the quarterly period ended September 30, 2007 fully complies with the requirements of Section

13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of SKREEM Records Corp.

By:	/s/ Karen Aalders
Name:	Karen Aalders Chief Financial Officer
Title:

May 16, 2008